Credit Agreements	12 Months Ended
Dec. 31, 2017
Line of Credit Facility [Abstract]
Schedule of Line of Credit Facilities [Table Text Block]
18. Credit Agreements
In the normal course of its operations, the Company enters into agreements with financial institutions to obtain unsecured and secured letter of credit facilities. At December 31, 2017, the total amount of such credit facilities available to the Company was approximately $689 million, with each of the significant facilities described below. Under the terms of certain reinsurance agreements, irrevocable letters of credit were issued on an unsecured and secured basis in the amount of $114 million and $474 million, respectively, at December 31, 2017, in respect of reported loss and unearned premium reserves.
The Company maintains a $300 million combined credit facility, with the first $100 million being unsecured and any utilization above the initial $100 million being secured. This credit facility matures each year on November 14, unless canceled by either counterparty, this credit facility automatically extends for a further year.
In addition, the Company maintains committed secured letter of credit facilities. These facilities are used for the issuance of letters of credit, which must be fully secured with cash and/or government bonds and/or investment grade bonds. The agreements include default covenants, which could require the Company to fully secure the outstanding letters of credit to the extent that the facility is not already fully secured, and disallow the issuance of any new letters of credit. Included in the Company’s secured credit facilities at December 31, 2017 is a $225 million secured credit facility, which has various maturity dates ranging from December 31, 2018 to December 31, 2021, and a $80 million secured credit facility, which matures on December 31, 2018. At December 31, 2017, no conditions of default existed under these facilities.